IVY FUNDS

Supplement dated June 12, 2006
to
Ivy Equity Funds Prospectus dated July 30, 2005
as supplemented September 13, 2005, November 29, 2005, February 13, 2006,
February 17, 2006, March 22, 2006, March 31, 2006 and May 2, 2006

and to
Ivy Fixed Income and Money Market Funds Prospectus dated July 30, 2005 as supplemented February 17, 2006

The following supplements the information regarding permissible exclusions to the redemption fees in the section entitled "Redemption Fee/Exchange Fee"

Additionally, a Fund's redemption fee will not be assessed with respect to the following systematic transactions:

5.	redemptions of shares purchased through the Automatic Investment Service (AIS);

6.	redemptions made through a Systematic Withdrawal Plan; and

7.	redemptions of shares purchased through the Funds Plus service.

The following supplements the information regarding fees for Ivy Large Cap Growth Fund in the section for the Fund entitled "Fees and Expenses"

Effective June 1, 2006 through July 31, 2007, IFDI, the Fund's distributor, and WRSCO, the Fund's transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for the Fund's Class A shares at 1.15%, and for its Class Y shares at 1.06%.

Ivy Municipal Bond Fund Class Y shares are no longer available for investment. Shareholders of Class Y shares of Ivy Municipal Bond Fund may exchange their shares for Class A shares of the Fund, or for Class A shares of any fund in the Ivy Funds, at net asset value. Any additional investments in Class A shares will be subject to the applicable sales load as described in the prospectus.